[GRAPHIC OF FLAGS APPEARS HERE]



THE GABELLI GLOBAL OPPORTUNITY FUND



FIRST QUARTER REPORT

MARCH 31, 2001



                        [PHOTO OF MARC GABELLI AND CAESAR BRYAN APPEARS HERE]

                                                MARC GABELLI AND CAESAR BRYAN
                                                      Team Portfolio Managers

TO OUR SHAREHOLDERS,

    The first quarter of 2001 was miserable for all of us invested in overseas equity markets. To add insult to injury, overseas returns were adversely affected by the strength of the U.S. dollar. During the quarter, the dollar surged by almost 9% against the Yen and 5% in comparison to the Euro. Against the Euro, the dollar gained all it had lost during the previous quarter. We are confident that as dynamics improve, The Gabelli Global Opportunity Fund (the "Fund") is positioned to get back on track in the months ahead.

INVESTMENT PERFORMANCE

    For the first quarter ended March 31, 2001, the Fund's total return declined 16.85%. The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets and Lipper Global Fund Average declined 12.41% and 14.19%, respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

    The Fund declined 32.00% for the trailing twelve-month period. The MSCI World Free Index and Lipper Global Fund Average declined 25.49% and 24.79%, respectively, over the same twelve-month period. Since inception on May 11, 1998 through March 31, 2001, the Fund had a cumulative total return of 41.91%, which equates to an average annual total return of 12.86%.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

--------------------------------------------------------------------------------

                                                             Quarter
                                         ---------------------------------------------
                                           1st          2nd          3rd          4th            Year
                                         -------       -----        -----        -----           ----
2001:    Net Asset Value............     $11.84           --            --            --           --
         Total Return...............     (16.85)%         --            --            --           --
---------------------------------------------------------------------------------------------------------
2000:    Net Asset Value............     $19.07       $17.77        $17.22        $14.24        $14.24
         Total Return...............       5.8%        (6.8)%        (3.1)%        (9.4)%       (13.5)%
---------------------------------------------------------------------------------------------------------
1999:    Net Asset Value............     $11.47       $13.00        $13.61        $18.03        $18.03
         Total Return...............       8.7%        13.3%          4.7%         38.9%         79.2%
---------------------------------------------------------------------------------------------------------
1998:    Net Asset Value............         --       $10.23         $9.69        $10.55        $10.55
         Total Return...............         --         2.3%(b)      (5.3)%        13.7%         10.1%(b)
---------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          Average Annual Returns (Class AAA Shares)
          -----------------------------------------
                     March 31, 2001 (a)
                     ------------------
1 Year...........................................        (32.00)%
Life of Fund (b).................................         12.86%
--------------------------------------------------------------------------------


                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date            Rate Per Share       Reinvestment  Price
-----------------            --------------       -------------------
December 27, 2000            $1.334               $14.00
December 27, 1999            $0.850               $17.48
December 28, 1998            $0.450               $10.34

(a) Total returns and average annual returns for Class AAAShares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------


MULTI-CLASS SHARES

    The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the first quarter ended March 31, 2001, the Gabelli Global Opportunity Fund Class A and Class B Shares declined by 16.82% and 17.02%, respectively (excluding the effect of the front-end sales charge on the Class A Shares and the contingent deferred sales charge on the Class B Shares). Class C Shares have not been issued as of March 31, 2001. The Class A and Class B Shares ended the fourth quarter with net asset values of $11.82 and $11.80, respectively.

GLOBAL ALLOCATION

    The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                    HOLDINGS BY GEOGRAPHIC REGION - 3/31/01

                        [PIE CHART GRAPHIC APPEARS HERE]

    EDGAR REPRESENTATION OF PLOTS POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                      Europe                 45.4%
                      United States          32.6%
                      Japan                  15.3%
                      Asia/Pacific Rim        3.5%
                      Canada                  3.0%
                      Latin America           0.2%


COMMENTARY

    The last year has been a humbling experience for many portfolio managers. Losing money is not fun, but a loss is only realized when a position is sold. We do not think this is a time for selling. On the contrary, markets have suffered a very nasty but probably necessary cleansing. We believe that this is a good time to be committing assets to both Europe and Japan. The long-term bullish case for Europe remains unchanged. European companies are becoming more competitive as the cost of doing business on a pan-European basis declines. Governments are cutting taxes and instituting reforms, which will result in increased savings and investment at the retail level. The introduction of the Euro will result in a more efficient capital market.

    We believe Japan offers some interesting investment opportunities. The necessity of meaningful reform is overwhelming and we believe this has been recognized by the Japanese authorities. For example, the text of the recent Bank of Japan statement, in which they announced a return to the zero interest rate policy on March 19, 2001, is revealing. It reads, "in order to make this monetary easing totally effective in restoring Japan's economy on a sustainable growth path, progress in structural reforms with respect to the financial system...is essential...The Bank of Japan strongly hopes that decisive action be taken to address fundamental problems...under a strong leadership of the government of Japan." We expect that Japan's new Prime Minister will undertake meaningful structural reforms.

    The contrast  between the actions taken by the  Federal  Reserve  Board (the
"Fed") and the lack of action from the European Central Bank ("ECB") is stark. Since the start of 2001, the Fed has reduced short-term rates by 200 basis points to 4.50%. The Fed cited weak capital expenditures and the effect that this and the fall in the stock market might have on the American consumer as reasons to be so aggressive. The ECB, during the same time frame, has stood pat and done nothing. This is despite signs of a slowdown that are appearing all over Europe. Instead, the ECB has concentrated its statements on the high and rising level of inflation in Europe. Inflation in Europe is running at about 2.8% and short-term interest rates are 4.75%. Are conditions in Europe so different than the U.S.? The capital expenditure excesses were less pronounced in Europe. Clearly, Europeans are less exposed to the stock market and their personal savings levels are higher than their American counterparts, but it's hard to believe that a slowdown in the U.S. will not have some impact on Europe -- especially corporate Europe.

    Looking ahead, the balance of probabilities point to the ECB lowering rates from their current level. This should help to support the equity market in general and growth stocks in particular. A recovery in European equity markets could also be accompanied by a strengthening Euro, which will bolster returns for a U.S. dollar investor.


FREE AT LAST!

    On March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that Federal Communication Commission ("FCC") regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This is a big win for big cable and for investors who own smaller CATV ("Community Access Television") and cable network stocks, likely targets in the next round of consolidation in the industry.

    The court's decision may be the death knell for other restrictive FCC regulations, such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population, and barring companies from owning television stations and newspapers in the same markets. We suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have prevented multimedia giants from expanding their turf.

TELECOMMISERABLE

    The telecommunications group outperformed leading market indices this quarter. In our view, this reflects the fact that much, if not all, the bad news in the telecommunications sector is already baked into stock prices.

    At this juncture, the problems plaguing the telecommunications industry -- reduced capital spending, over-capacity in the long distance business, and the lack of clarity regarding future profits from new data transmission services -- are well known. It will take some time for the industry to work through these problems and telecommunications stocks will be swimming upstream until they are solved.

    Taking the longer view, telecommunications is still a dynamic growth industry. The percentage of discretionary income spent on telecommunications services continues to grow. Capital spending will rebound when the economy recovers and businesses have more capital to devote to further developing state-of-the-art information systems. We will see incremental revenues and eventually profits from new data transmission products and services. Leading telecommunications companies will also benefit as third world nations build the systems they need to compete on the global economic stage.

    We also believe merger and acquisition activity will increase. Many of the deals we saw in 1997 to 1999 were strategic mergers designed to expand franchises in the global marketplace and/or help industry stalwarts get toeholds in new telecommunications businesses. With telecommunications assets marked down around the world, the next round of consolidation will be driven by "cheaper to buy than to build" economics.

INVESTMENT SCORECARD

    Some of the Fund's telecommunications stocks, specifically AT&T Corp. and Sprint Corp., rebounded solidly in the first quarter. Other strong performers came from a variety of sectors, namely entertainment (USA Networks), metals and mining (Antofagasta Holdings), and consumer services (Ticketmaster).

    The electronics sector lagged during the quarter, with Egide, Kyocera Corp., and Rohm negatively impacting the Fund's performance. Broadcasting holdings such as NRJ Groupe, RTL Group, and Tokyo Broadcasting were also significantly punished during the quarter.


LET'S TALK STOCKS

    The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2001.

ALLIANZ AG (ALVG.F - $292.17 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

CRH PLC (CRH.L - $15.38 - DUBLIN STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

INTERBREW SA (INTB.BR - $25.63 - BELGIAN STOCK EXCHANGE), the third largest brewer in the world in terms of volume, ended 600 years as a private company with its successful IPO in November 2000. Interbrew, with its strong balance sheet and geographical distribution, is well-positioned to benefit from the continued consolidation in the global brewery business. Organic growth will continue to be driven by the company's strong brands, which include Stella Artois, Labatt, Rolling Rock, and Leffe.

LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media Group holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.

MELLON FINANCIAL CORP. (MEL - $40.52 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of recurring fee revenue.

NOVARTIS AG (NOVN.S - $1,569.56 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, Novartis has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY. PA - $55.87 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

VERIZON COMMUNICATIONS (VZ - $49.30 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $35.8125 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 27.5 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VIVENDI UNIVERSAL SA (EX.PA - $60.87 - PARIS STOCK EXCHANGE; V - $60.65 - NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments.
Moreover, the firm owns large stakes in USA Networks and British Sky Broadcasting. Vivendi has announced plans to eventually spin-
off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.


MINIMUM INITIAL INVESTMENT - $1,000

    The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

    Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

    In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                       WHEN
                       ---                       ----
Special Chats:         Mario J. Gabelli          First Monday of each month
                       Howard Ward               First Tuesday of each month

    In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                  MAY                  JUNE                JULY
                  ---                  ----                ----
1st Wednesday     Ivan Arteaga         Caesar Bryan        July 4th - Holiday
2nd Wednesday     Walter Walsh         Kellie Stark        Charles Minter
3rd Wednesday     Jeff Fahrenbruch     Ivan Arteaga        Walter Walsh
4th Wednesday     Tim O'Brien          Barbara Marcin      Barbara Marcin

    All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

    You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

    It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon. We will proceed with caution, but we are quite bullish overall.

    The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.


                                       Sincerely,

/s/ Marc Gabelli                       /s/ Caesar Bryan
----------------                       ----------------
MARC GABELLI                           CAESAR BRYAN
Team Portfolio Manager                 Team Portfolio Manager



May 8, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                 --------------
              Vivendi Universal SA            Mellon Financial Corp.
              Liberty Media Group             Verizon Communications
              CRH plc                         Sanofi-Synthelabo SA
              Interbrew SA                    Ticketmaster
              Allianz AG                      Novartis AG
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MARKET
 SHARES                                                       VALUE
 ------                                                   ------------
           COMMON STOCKS -- 102.2%

           AEROSPACE -- 3.2%
110,000    BAE Systems plc.............................   $    491,059
 10,000    Lockheed Martin Corp. ......................        356,500
                                                          ------------
                                                               847,559
                                                          ------------
           AUTOMOTIVE -- 0.7%
  3,761    General Motors Corp. .......................        195,008
                                                          ------------
           BROADCASTING -- 3.6%
     15    Fuji Television Network Inc. ...............        104,975
 15,000    Mediaset SpA................................        138,837
  4,000    Nippon Broadcasting System Inc. ............        136,296
  7,750    NRJ Groupe*.................................        143,876
  5,000    RTL Group...................................        282,890
  6,000    Tokyo Broadcasting System Inc. .............        143,159
                                                          ------------
                                                               950,033
                                                          ------------
           BUILDING AND CONSTRUCTION -- 2.6%
 44,125    CRH plc.....................................        678,738
                                                          ------------
           BUSINESS SERVICES -- 5.4%
  5,000    Asatsu-DK Inc. .............................        110,920
 15,000    Reuters Holdings plc........................        182,334
  3,000    Secom Co. Ltd. .............................        169,971
  4,376    Vivendi Universal SA........................        266,348
 11,600    Vivendi Universal SA, ADR...................        703,540
                                                          ------------
                                                             1,433,113
                                                          ------------
           CABLE -- 1.8%
 12,187    NTL Inc.+...................................        306,503
 12,000    UnitedGlobalCom Inc., Cl. A+................        157,500
                                                          ------------
                                                               464,003
                                                          ------------
           COMMUNICATIONS EQUIPMENT -- 1.2%
 15,000    Motorola Inc. ..............................        213,900
  8,000    Nortel Networks Corp. ......................        112,400
                                                          ------------
                                                               326,300
                                                          ------------
           CONSUMER PRODUCTS -- 3.6%
  8,000    Christian Dior SA...........................        284,305
    150    Compagnie Financiere Richemont AG, Cl. A....        338,855
  2,000    Nintendo Co. Ltd. ..........................        327,334
                                                          ------------
                                                               950,494
                                                          ------------
           CONSUMER SERVICES -- 2.1%
 60,000    Ticketmaster, Cl. B+........................        543,750
                                                          ------------
           ELECTRONICS -- 4.7%
  1,500    Egide SA+...................................        377,924
  5,000    Kyocera Corp. ..............................        454,453
  1,500    Rohm Co. Ltd. ..............................        251,365
  2,000    Sony Corp., ADR.............................        144,500
                                                          ------------
                                                             1,228,242
                                                          ------------


                                                              MARKET
 SHARES                                                       VALUE
 ------                                                   ------------
           ENTERTAINMENT -- 5.5%
 55,131    Granada Compass plc+........................   $    135,794
 50,176    Liberty Media Group, Cl. A+.................        702,464
 30,000    Publishing & Broadcasting Ltd. .............        142,819
 20,000    USA Networks Inc.+..........................        478,750
                                                          ------------
                                                             1,459,827
                                                          ------------
           EQUIPMENT AND SUPPLIES -- 1.2%
 14,000    THK Co. Ltd. ...............................        318,396
                                                          ------------
           FINANCIAL SERVICES -- 16.9%
  2,250    Allianz AG..................................        657,389
 50,000    Bank of Ireland.............................        419,031
  8,000    Citigroup Inc. .............................        359,840
  5,000    Invik & Co. AB, Cl. B.......................        295,568
 15,000    Mellon Financial Corp. .....................        607,800
  9,000    Merrill Lynch & Co. Inc. ...................        498,600
  1,000    Munich Re...................................        299,687
 70,000    Nikko Securities Co. Ltd. ..................        491,559
 20,000    Prudential plc..............................        213,967
 25,000    San Paolo - IMI SpA.........................        337,921
 30,000    Skandinaviska Enskilda Banken, Cl. A........        267,465
                                                          ------------
                                                             4,448,827
                                                          ------------
           FOOD AND BEVERAGE -- 4.1%
 55,131    Compass Group plc+..........................        393,469
 26,400    Interbrew SA+...............................        676,582
                                                          ------------
                                                             1,070,051
                                                          ------------
           HEALTH CARE -- 10.1%
 10,000    Fujisawa Pharmaceutical Co., Ltd. ..........        212,264
 18,208    GlaxoSmithKline plc+........................        476,570
    340    Novartis AG.................................        533,651
     60    Roche Holding AG............................        434,541
 10,000    Sanofi-Synthelabo SA........................        558,709
  9,000    Takeda Chemical Industries Ltd. ............        434,503
                                                          ------------
                                                             2,650,238
                                                          ------------
           METALS AND MINING -- 4.5%
 40,000    Antofagasta Holdings plc....................        287,185
 40,000    Harmony Gold Mining Co. Ltd., ADR...........        192,500
 40,000    North American Palladium Ltd.+..............        302,301
 15,000    Stillwater Mining Co.+......................        405,750
                                                          ------------
                                                             1,187,736
                                                          ------------
           PUBLISHING -- 3.3%
 20,000    Arnoldo Mondadori Editore SpA...............        181,050
 68,000    Independent News & Media plc, Dublin........        153,291
 10,000    News Corp. Ltd., ADR........................        314,000
 25,000    United News & Media plc.....................        228,540
                                                          ------------
                                                               876,881
                                                          ------------

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MARKET
 SHARES                                                       VALUE
 ------                                                   ------------
           COMMON STOCKS (CONTINUED)
           REAL ESTATE -- 1.2%
 30,000    Cheung Kong (Holdings) Ltd. ................   $    314,465
                                                          ------------
           SATELLITE -- 1.7%
  3,957    General Motors Corp., Cl. H+................         77,161
  2,500    Societe Europeenne Satellites...............        366,874
                                                          ------------
                                                               444,035
                                                          ------------
           TELECOMMUNICATIONS -- 15.0%
 15,000    AT&T Corp. .................................        319,500
 11,000    BCE Inc. ...................................        247,610
 15,000    British Telecommunications plc..............        108,761
 10,000    BroadWing Inc.+.............................        191,500
  7,750    Cable & Wireless plc, ADR...................        159,650
 35,180    Citizens Communications Co. ................        445,027
    122    DDI Corp. ..................................        396,232
 12,500    Electric Lightwave Inc., Cl. A+.............         26,172
  5,125    Global Crossing Ltd.+.......................         69,136
     15    Japan Telecom Co. Ltd. .....................        268,123
     25    Nippon Telegraph & Telephone Corp. .........        159,597
 10,500    Rogers Communications Inc., Cl. B, ADR+.....        155,820
 12,000    Sprint Corp.+...............................        263,880
  1,500    Telecom Italia SpA, ADR.....................        149,850
 25,000    Telecom Italia SpA, Cl. RNC.................        135,257
  3,864    Telefonica SA, ADR..........................        185,074
 10,000    United Pan-Europe
               Communications NV, Cl. A, ADR+..........         64,375
 12,000    Verizon Communications......................        591,600
                                                          ------------
                                                             3,937,164
                                                          ------------
           TRANSPORTATION -- 2.0%
 15,000    AMR Corp.+..................................        526,800
                                                          ------------





                                                              MARKET
 SHARES                                                       VALUE
 ------                                                   ------------
           WIRELESS COMMUNICATIONS -- 7.8%
  5,000    AT&T Wireless Group+........................   $     95,900
 15,000    Nextel Communications Inc., Cl. A+..........        215,625
 20,000    Sprint Corp. (PCS Group)+...................        380,000
  2,300    Telephone & Data Systems Inc. ..............        215,050
  5,000    United States Cellular Corp.+...............        317,500
163,964    Vodafone Group plc..........................        449,901
  4,030    VoiceStream Wireless Corp.+.................        372,271
                                                          ------------
                                                             2,046,247
                                                          ------------
           TOTAL COMMON STOCKS.........................     26,897,907
                                                          ------------
           TOTAL INVESTMENTS -- 102.2%
               (Cost $32,604,728)......................     26,897,907
           OTHER ASSETS AND
               LIABILITIES (NET)-- (2.2)%..............       (570,236)
                                                          ------------
           NET ASSETS -- 100.0%........................   $ 26,327,671
                                                          ============

----------
+  Non-income producing security.
   ADR - American Depositary Receipt.

                                          % OF
                                         MARKET                    MARKET
GEOGRAPHIC DIVERSIFICATION                VALUE                    VALUE
--------------------------               ------                 -----------
Europe....................                45.4%                 $12,205,712
North America.............                35.6%                   9,568,480
Japan.....................                15.3%                   4,123,645
Asia/Pacific Rim..........                 3.5%                     930,934
Latin America.............                 0.2%                      69,136
                                         ------                 -----------
                                         100.0%                 $26,897,907
                                         ======                 ===========

--------------------------------------------------------------------------------

GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

[BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION  FORM.  This could  include
         your name, address, telephone number,   social  security  number,  bank
         account number, and other information.

[BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS  WITH OUR
         AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  Average Annual Returns -- March 31, 2001 (a)
                  --------------------------------------------
                               Class A Shares   Class B Shares   Class C Shares
                               --------------   --------------   --------------
1 Year........................ (31.91)%         (32.23)%         (32.83)%
                               (35.81)%(c)      (35.62)%(d)      (32.52)%(d)
Inception of share class(b)... (32.15)%         (32.41)%         (32.05)%
                               (35.76)%(c)      (35.54)%(d)      (32.68)%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of offering on March 1, 2000. (c) Includes the effect of the maximum 5.76% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

                       Gabelli Global Series Funds, Inc.
                      THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                         Karl Otto Pohl
CHAIRMAN AND CHIEF                            FORMER PRESIDENT
INVESTMENT OFFICER                            DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK                  LAWRENCE HOSPITAL

Anthony J. Colavita                           Anthonie C. van Ekris
ATTORNEY-AT-LAW                               MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                     BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                                    OFFICERS

Mario J. Gabelli, CFA                         Bruce N. Alpert
PRESIDENT AND CHIEF                           VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q101SR




                    [PHOTO OF MARIO J. GABELLI APPEARS HERE]


THE
GABELLI
GLOBAL
OPPORTUNITY
FUND


                                                         FIRST QUARTER REPORT
                                                               MARCH 31, 2001